  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2011

DIADEXUS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26483	94-3236309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Oyster Point Boulevard, South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 246-6400

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Bonus Awards

On March 10, 2011, the Board of Directors (the “Board”) of diaDexus, Inc. (the “Company”) awarded cash bonuses to the Company’s principal executive officer, its principal financial officer and certain other officers based upon corporate and individual performance in the second half of fiscal year 2010 in the amounts set forth in the following table:

Bonus Recipient	Second-Half 2010 Bonus Award
Patrick Plewman President and Chief Executive Officer	$95,000.04
David J. Foster Executive Vice President and Chief Financial Officer	$54,687.53
Bernard M. Alfano Executive Vice President and Chief Commercial Officer	$78,125.04
Robert L. Wolfert Executive Vice President and Chief Scientific Officer	$32,000.02

2011 Target Bonus

On March 10, 2011, the Board approved target bonuses for certain of the Company’s officers for fiscal year 2011.  The target bonuses for the principal executive officer, the principal financial officer and certain other officers are as set forth in the following table:

Bonus Recipient	2011 Target Bonus*
Patrick Plewman President and Chief Executive Officer	30%
David J. Foster Executive Vice President and Chief Financial Officer	20%
Bernard M. Alfano Executive Vice President and Chief Commercial Officer	20%
Robert L. Wolfert Executive Vice President and Chief Scientific Officer	20%
Emi Zychlinsky Executive Vice President and Chief Technology Officer	20%
*  Target bonus amounts are expressed as a percentage of 2011 earned salary.

The Board structured target bonuses for fiscal year 2011 so that executives will be eligible for bonuses based upon the achievement of corporate performance goals related to the following:

-	Revenue growth;

-	U.S. GAAP cash used in operations;

-	Capital raising and dilution control; and

-	Product development and commercialization.

In order to receive any bonus based upon corporate performance, the applicable goal must be achieved at 95% of the target for such goal.  Once such minimum threshold is achieved, the amount earned by each executive based upon corporate performance can range from 17.5% of the executive’s 2011 earned salary (25% for Mr. Plewman) for achieving goals at the minimum threshold level to 50% of the executive’s 2011 earned salary (75% for Mr. Plewman) for achieving goals at a level significantly in excess of target.

The Board retained the discretion to adjust the actual amounts payable to each individual to reflect individual performance.   In addition, the Board retained the discretion to pay up to 25% of the bonus earned in the form of an equity award.

Item 7.01.	Regulation FD.

On March 10, 2011, the Board set the date for the 2011 Annual Meeting of the Company’s stockholders for Thursday, July 14, 2011, and set the record date for stockholders eligible to vote at the meeting for May 16, 2011.  In order for stockholder proposals intended to be presented at the 2011 Annual Meeting to be eligible for inclusion in the Company’s proxy statement and the form of proxy for such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, such proposals must be received by the Company on or before March 26, 2011.  For stockholder proposals intended to be presented at the 2011 Annual Meeting but not intended to be included in the Company’s proxy statement and the form of proxy for such meeting, such proposals must be received by the Company between March 16, 2011 and April 15, 2011.  Proposals should be directed to the attention of the Corporate Secretary, diaDexus, Inc., 343 Oyster Point Boulevard, South San Francisco, CA 94080.

The information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

diaDexus, Inc. (Registrant)

Date: March 16, 2011	By:	/s/ David J. Foster
David J. Foster
Executive Vice President, Chief Financial Officer and Secretary